Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 10, 2003 by and between CONSECO, INC., a Delaware corporation (the "Issuer"), and the holders of common stock of the Issuer named on the signature pages hereto; which holders shall be limited to (i) holders of 5% or more of such class of the Issuer's securities as of the Effective Date, (ii) other holders who have notified the Issuer in writing that they are members of a "group" (as such term is defined for purposes of the Exchange Act) of holders owning 5% or more of such class of the Issuer's securities as of the Effective Date and (iii) other holders who have notified the Issuer in writing that they are "underwriters" (as such term is defined in Section 1145 of the Bankruptcy Code (as defined below)) (the "Initial Holders").

     WHEREAS, concurrently herewith the Issuer is consummating the issuance of Conseco, Inc. common stock, par value $.01 per share (the "Common Stock"), pursuant to a reorganization plan (the "Plan") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code");

     WHEREAS, the Initial Holders will be holders of Common Stock of the Issuer following the confirmation of the Plan;

     WHEREAS, the parties hereto wish to enter into this Agreement in order to provide for certain arrangements concerning their relationship following the issuance of the Common Stock;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Defined Terms. As used herein the following terms shall have the following meanings:

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" has the meaning set forth in the Preamble hereto.

     "Appaloosa" means Appaloosa Management, L.P. and its Affiliates.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" has the meaning set forth in the Preamble hereto.

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     "Demand Registration" means a Demand Registration as defined in Section
2.2.

     "Effective Date" means the date the Plan becomes effective under the Bankruptcy Code.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Holder" shall mean any Initial Holder who holds Registrable Securities or any assignee or transferee of a Registrable Security unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to a transaction exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

     "Issuer" has the meaning set forth in the Preamble hereto.

     "Person" means any individual, corporation, partnership, trust, limited liability company, government or governmental agency.

     "Piggy-Back Registration" means a Piggy-Back Registration as defined in
Section 2.3.

     "Preferred Registration Rights Agreement" means that certain Registration Rights Agreement dated as of even date herewith by and between the Issuer and certain holders of Preferred Stock.

     "Preferred Stock" means the Preferred Stock, par value $.01, of the Issuer.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means (i) the Common Stock, (ii) any shares of Common Stock issued upon conversion or exchange of any securities held by the Initial Holders convertible or exchangeable into Common Stock and (iii) any other securities that may be issued or distributed in respect of such Common Stock by way of any stock split, stock dividend, exchange or other distribution, recapitalization, reclassification, merger, consolidation or similar event. For the purposes of this Agreement, Registrable Securities of any Holder will cease to be Registrable Securities when (a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been sold pursuant to such effective registration statement or
(b) in the opinion of counsel for the Issuer the sale of such Holder's Registrable Securities are not required to be registered under the Securities Act.

     "Securities" means the Common Stock.

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

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     "Shelf Registration Statement" means a Shelf Registration Statement as defined in Section 2.1.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                                   ARTICLE II

                               REGISTRATION RIGHTS

     SECTION 2.1 Shelf Registration.

     (a) As expeditiously as practicable (but in no event after the later of (i) 15 days after the date the Issuer is required to file its first annual report on Form 10-K or quarterly report on Form 10-Q in each case including fresh start financial statements, whichever comes first and (ii) 90 days after the Effective
Date), the Issuer shall file with the Commission a registration statement (the "Shelf Registration Statement") relating to the offer and sale of Registrable Securities by the Holders to the public, from time to time, on a delayed or continuous basis (but not involving any underwriting). The Issuer shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

     (b) The Issuer agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective and not to suspend use of the prospectus included therein in order to permit the prospectus included therein to be usable by the Holders until the earlier of: (1) the date all Holders could sell shares free of any volume limitations imposed by Rule 144 of the Securities Act; (2) the date all Holders have disposed of all Registrable Securities; or
(3) three years from the date on which such Shelf Registration Statement was declared effective; provided, that the Issuer shall be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it determines, in its reasonable judgment and upon the advice of counsel, as authorized by a resolution of its Board of Directors, that the filing of such Shelf Registration Statement or the maintenance of effectiveness of such Shelf Registration Statement or prospectus included therein would materially interfere with any material financing, corporate reorganization or other material transaction involving the Issuer or any subsidiary, or would require premature disclosure thereof, and the Issuer promptly gives the Holders written notice of such determination, containing a general statement of the reasons for such postponement or suspension and an approximation of the anticipated delay; provided, however, that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Registrable Securities for such reasons shall last no longer than 120 days in the aggregate in any 12-month period.

     SECTION 2.2 Demand Registration.

     (a) Commencing 30 days following the Effective Date, any Holder of Registrable Securities may make a written request substantially in the form of Annex A hereto for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided that the Issuer shall not be obligated to effect (i) any

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Demand Registration, except for the first Demand Registration hereunder, unless the aggregate market value of the Registrable Securities covered by such written requests (calculated as of a recent date as determined by the Issuer) is at least $50,000,000, (ii) more than one Demand Registration in any 6-month period,
(iii) more than three Demand Registrations requested by Appaloosa and more than two Demand Registrations requested by Holders other than Appaloosa, (iv) any Demand Registration within 3 months of a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to
Section 2.3 and in which there was no reduction in the number of Registrable Securities requested to be included or (v) any Demand Registration at a time when doing so would be in violation of Section 5.3(b) of the Preferred Registration Rights Agreement. Each such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof and may specify the book-running managing Underwriter and any additional investment bankers and managers to be used in connection with an underwritten offering. Promptly after receipt of requests for the registration of Registrable Securities with an aggregate market value of at least $50,000,000 (determined as aforesaid) or, in the case of the first Demand Registration hereunder, promptly after the receipt of a request for the registration of Registrable Securities, the Issuer will give written notice of such registration request to all other Holders of the Registrable Securities and include in such registration all such Registrable Securities with respect to which the Issuer has received a written request for inclusion therein within 30 calendar days after written notice has been mailed. Each such request will also specify the number of Registrable Securities to be registered and the intended method of disposition thereof. The registration statement to be filed pursuant to a Demand Registration shall not include securities being sold for the account of other persons and entities (other than securities being sold for the account of other persons and entities pursuant to the piggy-back registration rights provisions of the Preferred Registration Rights Agreement) or for the account of the Issuer, unless the Holders of a majority of the Registrable Securities to be included in such Demand Registration consent in writing thereto.

     (b) A registration will not count as a Demand Registration until it has become effective and remains effective for not less than 90 days or such shorter period as is required for all of the Registrable Securities so registered to be sold unless such Demand Registration has not become effective due solely to the fault of, or is terminated at the request of, the requesting Holders.

     (c) If the Holders of a majority of the Registrable Securities to be registered in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Unless otherwise specified by the Holders of a majority of the Registrable Securities to be included in such Demand Registration, and subject to the approval of such Holders, which shall not be unreasonably withheld, the Issuer shall select the book-running managing Underwriter in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. Any book-running managing Underwriter or additional investment bankers and managers specified by the Holders shall be subject to the approval of the Issuer, which shall not be unreasonably withheld. To the extent 25% or more of the Registrable Securities so requested to be registered are excluded from the offering in accordance with
Section 2.4, the registration of such offering will not count as a Demand Registration.

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     SECTION 2.3 Piggy-Back Registration. If the Issuer proposes to file a registration statement under the Securities Act with respect to an equity offering by the Issuer for its own account or for the account of any of its respective securityholders of any class of equity security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a registration statement to be filed in connection with an exchange offer or offering of securities solely to the Issuer's existing securityholders), then the Issuer shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 30 calendar days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a "Piggy-Back Registration"). The Issuer shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Issuer included therein.

     SECTION 2.4 Reduction of Offering. Notwithstanding anything to the contrary contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.2 or 2.3 shall advise the Issuer that, in its judgment, either (a) the size of the offering that the Holders, the Issuer and such other persons intend to make exceeds the size that can be sold in an orderly manner in such offering within a price range acceptable to the Holders, the Issuer or such other persons participating in the offering, or (b) in the case of a Piggy-Back Registration, the type of securities proposed to be offered in such registration statement by the Holders or such other persons would materially adversely affect such offering, then in the case of (a) above, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration), to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that, in the case of a Piggy-Back Registration initiated for the account of the Issuer, the amount of Registrable Securities being offered by Holders shall be reduced before the amount of securities being offered by the Issuer is reduced but, subject to (b) above, the proportion by which the amount of Registrable Securities being offered by Holders is reduced shall not exceed the proportion by which the amount of such securities intended to be offered by such other persons or entities is reduced; provided further that, in the case of a Piggy-Back Registration initiated for the account of other persons or entities, then the amount of Registrable Securities being offered by Holders shall be reduced before the amount of securities being offered by such other persons or entities or the Issuer is reduced; and provided further that, in the case of a Demand Registration, if securities are being offered for the account of other persons or entities or for the account of the Issuer, then the amount of such securities being offered by such other persons or entities or by the Issuer shall be reduced before the amount of any Registrable Securities intended to be offered by Holders is reduced; and in the case of (b) above, the type of securities proposed to be offered in such registration statement by Holders or such other persons shall not be included in such registration statement.

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                                  ARTICLE III

                             REGISTRATION PROCEDURES

     SECTION 3.1 Filings; Information. Whenever Holders validly request that any Registrable Securities be registered pursuant to Section 2.2 hereof, the Issuer will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

     (a) The Issuer will as expeditiously as practicable prepare and file with the Commission a registration statement on any form for which the Issuer then qualifies or which counsel for the Issuer shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days; provided that if the Issuer shall furnish to the Holders making a request pursuant to Section
2.2 a resolution of its Board of Directors stating that in their good faith judgment it would be disadvantageous to the Issuer or its shareholders for such a registration statement to be filed as expeditiously as practicable or that such registration and offering would materially interfere with any material financing, corporate reorganization or other material transaction involving the Issuer or any of its subsidiaries, or would require premature disclosure thereof, and promptly gives the Holders making such request written notice that such determination has been made (a "Valid Business Reason"), the Issuer shall have a period of not more than 180 days within which to file such registration statement measured from the date the notice is sent to the Holders in accordance with Section 2.2 or, in the case of a registration statement that has been filed in connection with a Demand Registration, the Issuer may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists.

     (b) The Issuer will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the registration form utilized by the Issuer or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations promulgated thereunder, until the earlier of (i) such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition or otherwise by the Selling Holders set forth in such registration statement and (ii) 90 days, in either case, after the initial effective date of such registration statement.

     (c) The Issuer will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish copies of all such documents to each Selling Holder and each Underwriter, if any, and their respective counsel, which documents shall be subject to the review and comment of such Selling Holder, Underwriter and counsel, and thereafter furnish, without charge, to such Selling Holder and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in

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such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder. The information contained in such documents are confidential shall not be disclosed by such Selling Holder unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer or its Affiliates unless and until such information is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer, at its expense, to undertake appropriate action to prevent disclosure of the information deemed confidential.

     (d) After the filing of the registration statement, the Issuer will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (e) The Issuer will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in the light of such Selling Holder's intended plan of distribution) requests and
(ii) cause such Registrable Securities to be registered with or approved by such other federal and state governmental agencies or authorities as may be necessary to enable the Selling Holders to consummate the disposition of such Registrable Securities and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or
(C) consent to general service of process in any such jurisdiction.

     (f) The Issuer will promptly notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the discovery of any condition or the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

     (g) The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

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     (h) The Issuer will make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Issuer determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer or its Affiliates unless and until such information is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (i) The Issuer will use reasonable best efforts to cause to be furnished to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Issuer and (ii) a comfort letter or comfort letters from the Issuer's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of counsel or comfort letters, as the case may be, as the managing Underwriter for the offering reasonably requests.

     (j) The Issuer will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the first fiscal year of the Issuer commencing after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     (k) The Issuer will use its reasonable best efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or inter-dealer automated quotation system on which similar securities issued by the Issuer are then listed or quoted.

     The Issuer may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Issuer such information regarding such Selling Holder and the distribution of the Registrable Securities as the Issuer may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     Each Selling Holder agrees that, upon receipt of any notice from the Issuer of the discovery of any condition or the happening of any event, in each case of the kind described in Section 3.1(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated

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by Section 3.1(f) hereof, and, if so directed by the Issuer, such Selling Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective (including the periods referred to in Sections 3.1(a) and 3.1(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(f) hereof to the date when the Issuer shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(f) hereof.

     SECTION 3.2 Registration Expenses. In connection with any registration statement required to be filed hereunder, the Issuer shall pay the following expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with State securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing, messenger and customary delivery expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities on any securities exchange or inter-dealer automated quotation system, (vi) reasonable fees and disbursements of counsel for the Issuer and customary fees and expenses for independent certified public accountants retained by the Issuer (including the costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(i) hereof), (vii) the reasonable fees and expenses of any special experts retained by the Issuer in connection with such registration, and (viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Issuer) for the Holders.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, partners, employees, advisors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, expenses (including without limitation reasonable costs of investigation and fees, disbursements and other charges of counsel) and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any document incorporated by reference in any of the foregoing, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, expenses or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Issuer by such Selling Holder or on

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such Selling Holder's behalf expressly for use therein. The Issuer also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

     SECTION 4.2 Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Issuer, its officers, directors and agents and each Person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus; provided that the liability of any Selling Holder under this Section 4.2 shall be limited to the net proceeds received by such Selling Holder in the offering giving rise to such liability. In case any action or proceeding shall be brought against the Issuer or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Issuer, and the Issuer or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 4.2.

     SECTION 4.3 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without such consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

     SECTION 4.4 Contribution. If the indemnification provided for in this
Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, expenses or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities (i) as between the Issuer and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations, and (ii) as between the Issuer on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Selling Holders or by the Underwriters. The relative fault of the Issuer on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuer and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holders' obligations to contribute pursuant to this Section 4.4 are several in proportion to the proceeds of the offering received by each such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and hereunder.

     SECTION 5.2 Rule 144 and Rule 145. The Issuer covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 145 under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 5.3 Holdback Agreements. (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, each Holder whose securities are included in a registration statement agrees not to effect any public sale or distribution of securities of the same class as the securities being registered or a similar security of the Issuer, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 145 under the Securities Act, during the 14 days prior to, and during the up to 180-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Issuer in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

     (b) Restrictions on Public Sale by the Issuer and Others. The Issuer agrees not to effect any public sale or distribution of any securities of the same class as those being registered in accordance with Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the period beginning on, the effective date requested by the managing Underwriter or Underwriters (which period shall not exceed 90 days) of any registration statement with respect to an underwritten public offering (except as part of such registration statement as provided herein); provided that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

     SECTION 5.4 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the implementation of this Agreement.

     SECTION 5.5 Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

     SECTION 5.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

     SECTION 5.7 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject hereof. Neither this Agreement nor any terms hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the holders of at least a majority of the Registrable Securities outstanding as of such time and the Issuer and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

     SECTION 5.8 Notices, etc. All notices and other communications required or permitted hereunder to the Issuer shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, facsimile transmission or by messenger, addressed to it at 11825 North Pennsylvania Street, Carmel, IN 46032, Attn.: General Counsel, or to such other address as the Issuer may specify by notice to the Holders.

     SECTION 5.9 Separability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 5.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     SECTION 5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                    * * * * *

     [SIGNATURE PAGE TO COMMON STOCK REGISTRATION RIGHTS AGREEMENT] IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                          CONSECO, INC.


                                          By:/s/Daniel J. Murphy
                                             -----------------------------------
                                             Name:  Daniel J. Murphy
                                             Title: Senior Vice President and
                                                    Treasurer


                                          ANGELO GORDON & CO., L.P.,
                                          on behalf of itself and its affiliates


                                          By: AG Partners, L.P.,
                                              Its General Partner

                                          By:/s/Jeffrey H. Aronson
                                             -----------------------------------
                                             Name:  Jeffrey H. Aronson
                                             Title: Authorized Signatory


                                          APPALOOSA MANAGEMENT, L.P.,
                                          on behalf of certain funds for which
                                          it acts as investment advisor


                                          By:/s/Ronald Goldstein
                                             -----------------------------------
                                             Name:  Ronald Goldstein
                                             Title: Authorized Signatory






         [SIGNATURE PAGE TO COMMON STOCK REGISTRATION RIGHTS AGREEMENT]

                                          CONSECO FINANCE CORP.


                                          By:/s/Charles H. Cremens
                                             -----------------------------------
                                             Name:  Charles H. Cremens
                                             Title: President and Chief
                                                    Executive Officer





















         [SIGNATURE PAGE TO COMMON STOCK REGISTRATION RIGHTS AGREEMENT]

                                                                         ANNEX A

                         FORM OF NOTICE TO BE DELIVERED

                        IN CONNECTION WITH A REQUEST FOR

                               DEMAND REGISTRATION

                                           , 200
                               ------------     --

CONSECO, INC.
11825 N. Pennsylvania Street
Carmel, IN 46032

Dear Sirs:

         Pursuant to Section 2.2 of the Registration Rights Agreement dated September 10, 2003, the undersigned hereby requests Conseco, Inc. (the "Company") to register __________ shares of the Company's Common Stock, of which the undersigned is the registered holder.

         [We request that such securities be sold in an underwritten offering [to be lead-managed by _________________]].

                                         [Name of Transferor]


                                         By:
                                            ------------------------------------